Schedule of Investments
July 31, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–96.76%
Australia–5.83%
National Veterinary Care Ltd.	1,698,346	$2,921,653
Brazil–2.32%
Cielo S.A.	614,200	1,165,199
Canada–4.68%
Colliers International Group, Inc.	32,306	2,344,123
France–3.39%
Ipsos	61,927	1,699,744
Germany–2.75%
Adesso AG	26,061	1,377,265
Hong Kong–3.59%
Clear Media Ltd.	574,000	334,812
Luk Fook Holdings International Ltd.	486,000	1,466,006
		1,800,818
Israel–0.71%
Sarine Technologies Ltd.	1,921,629	355,478
Monaco–4.84%
GasLog Ltd.	170,336	2,425,585
Netherlands–2.93%
SBM Offshore N.V.	74,216	1,467,107
Poland–3.41%
Inter Cars S.A.	33,573	1,707,831
Switzerland–3.36%
SIG Combibloc Group AG(a)	138,745	1,687,291
United Kingdom–8.98%
DCC PLC	5,015	421,304
Equiniti Group PLC, REGS(b)	934,275	2,374,123
Howden Joinery Group PLC	194,606	1,315,063
Shares		Value
United Kingdom–(continued)
Inspired Energy PLC	2,522,313	$390,818
		4,501,308
United States–49.97%
Alliance Data Systems Corp.	10,936	1,716,077
Axalta Coating Systems Ltd.(a)	51,389	1,522,656
Booz Allen Hamilton Holding Corp.	29,431	2,023,381
CommScope Holding Co., Inc.(a)	131,435	1,876,892
Delphi Technologies PLC	118,376	2,218,366
Encore Capital Group, Inc.(a)	69,214	2,490,320
Global Payments, Inc.	13,028	2,187,662
Interface, Inc.	185,047	2,564,751
Liberty Broadband Corp., Class A(a)	9,462	929,074
Nuance Communications, Inc.(a)	141,774	2,359,119
Performant Financial Corp.(a)	494,586	603,395
Regal Beloit Corp.	9,783	778,922
Sabre Corp.	103,627	2,436,271
Spirit Airlines, Inc.(a)	31,634	1,342,231
		25,049,117
Total Common Stocks & Other Equity Interests (Cost $49,981,464)		48,502,519
Money Market Funds–2.26%
Invesco Government & Agency Portfolio, Institutional Class, 2.23%(c)	396,755	396,755
Invesco Liquid Assets Portfolio, Institutional Class, 2.32%(c)	283,285	283,398
Invesco Treasury Portfolio, Institutional Class, 2.15%(c)	453,434	453,434
Total Money Market Funds (Cost $1,133,584)		1,133,587
TOTAL INVESTMENTS IN SECURITIES—99.02% (Cost $51,115,048)		49,636,106
OTHER ASSETS LESS LIABILITIES–0.98%		492,760
NET ASSETS–100.00%		$50,128,866

Investment Abbreviations:
REGS	– Regulation S
Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at July 31, 2019 represented 4.74% of the Fund’s Net Assets.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2019.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Select Opportunities Fund

Notes to Quarterly Schedule of Portfolio Holdings
July 31, 2019
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of July 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$2,921,653	$—	$2,921,653
Brazil	1,165,199	—	—	1,165,199
Canada	2,344,123	—	—	2,344,123
France	—	1,699,744	—	1,699,744
Germany	—	1,377,265	—	1,377,265
Hong Kong	—	1,800,818	—	1,800,818
Israel	—	355,478	—	355,478
Monaco	2,425,585	—	—	2,425,585
Netherlands	—	1,467,107	—	1,467,107
Poland	—	1,707,831	—	1,707,831
Switzerland	—	1,687,291	—	1,687,291
United Kingdom	—	4,501,308	—	4,501,308
United States	25,049,117	—	—	25,049,117
Money Market Funds	1,133,587	—	—	1,133,587
Total Investments	$32,117,611	$17,518,495	$—	$49,636,106
A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.
The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the period ended July 31, 2019:
	Value 10/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain (loss)	Change in Unrealized Appeciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 07/31/2019
Common Stocks & Other Equity Interests	$758,806	$—	$—	$—	$(32,975)	$—	$(725,831)	$—
Invesco Select Opportunities Fund